PAYCHECK PROTECTION NOTE VIRGINIA BORROWERS: THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT FURTHER NOTICE. SBA Loan # 832678711 SBA Loan Name Unique Fabricating, Inc Date 4/17/2020 Loan Amount $5,998,700.00 Fixed Interest Rate 1.0% Borrower Unique Fabricating, Inc Lender Citizens Bank N.A. 1 Citizens Plaza Providence, RI 02903 1. PROMISE TO PAY: In return for the Loan, Borrower promises to pay to the order of Lender the amount of 5,998,700.00 Dollars, interest on the unpaid principal balance, and all other amounts required by this Note. 2. DEFINITIONS: the 8-week period beginning on the date of first disbursement of the Loan. Economic (P.L. 116-136). 3. LOAN FORGIVENESS; PAYMENT TERMS: A. Loan Forgiveness: Borrower may apply to Lender for forgiveness of the amount due on the Loan in an amount equal to the sum of the following costs incurred by Borrower during the 8- week period beginning on the date of first disbursement of the Loan: i. Payroll costs ii. Any payment of interest on a covered mortgage obligation (which shall not include any prepayment of or payment of principal on a covered mortgage obligation) iii. Any payment on a covered rent obligation 5

iv. Any covered utility payment The amount of loan forgiveness shall be calculated (and may be reduced) in accordance with the requirements of the Program, including the provisions of Section 1106 of the CARES Act. Not more than 25% of the amount forgiven can be attributable to non-payroll costs. If Borrower January 1, 2020 and April 4, 2020 and used the proceeds of that EIDL for payroll costs, that amount shall be subtracted from the loan forgiveness amount. Forgiveness wi documentation as required by the SBA and Lender. B. Submission of Information and Documents: submission to Lender of information and documentation as required by the SBA and Lender. Not before July 1, 2020 and by August 15, 2020, Borrower shall provide Lender with information, in form and substance acceptable to Lender, specifying the amount of forgiveness Borrower requests, together with all documentation required by the CARES Act, the SBA and/or Lender to evidence and/or verify such information. Required information shall include, without limitation: (i) the total dollar amount of payroll costs during the Forgiveness Period and the dollar amounts of covered mortgage interest payments, covered rent payments and covered utilities for the Forgiveness Period to the extent Borrower seeks forgiveness for these costs. (ii) the average number of full-time equivalent employees of Borrower per month during (a) same period in 2019, and (c) if the average number of full-time equivalent employees is lower than the average number for the period described in subsection (ii)(b) above, the period from January 1, 2020 through February 29, 2020; (iii) the number of full-time equivalent employees of Borrower as of February 15, 2020, April 26, 2020 and June 30, 2020; (iv) the total amount of salary and wages during the Covered Period and during the fourth calendar quarter of 2019 of each employee who had the amount or rate of such salary and wages reduced by more than 25% during the Covered Period from the amount or (v) the rate of salary and wages of each Lowered Employee as of February 15, 2020, April 26, 2020 and June 30, 2020; and (v) such further information and documents as Lender or the SBA shall require. C. Initial Deferment Period: No payments are due on the Loan for 6 months from the date of first disbursement of the Loan. Interest will continue to accrue during the deferment period. D. Maturity: This Note will mature two years from date of first disbursement of the Loan. E. Payments from End of Deferment Period through Maturity Date: To the extent the Loan is not forgiven during the deferment period or thereafter, the outstanding balance of the Loan, and interest thereon, shall be repaid in eighteen substantially equal monthly payments of principal and interest, commencing on the first business day after the end of the deferment period. F. Payment Authorization: bank account, by wire or ACH transfer, for each monthly or other payment required hereunder.

In the event any such payment is unsuccessful, Borrower shall remain liable for such payment and shall take all steps required to make such payment. G. Interest Computation; Repayment Terms: The interest rate on this Note is one percent per year. The interest rate is fixed and will not be changed during the life of the Loan. Interest will be calculated based upon actual days over a 365-day year. H. Payment Allocation: Lender will apply each installment payment first to pay interest accrued to the day Lender received the payment, then to bring principal current, and will apply any remaining balance to reduce principal. I. Loan Prepayment: Notwithstanding any provision in this Note to the contrary, Borrower may prepay this Note at any time without penalty. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must: (i) give Lender written notice; (ii) pay all accrued interest; and (iii) if the prepayment is received less than 21 days from the date Lender received the notice, pay an amount equal to 21 days interest from the date Lender received the notice, less any interest accrued during the 21 days and paid under (ii) of this paragraph. If Borrower does not prepay within 30 days from the date Lender received the notice, Borrower must give Lender a new notice. 4. NON-RECOURSE: Lender and SBA shall have no recourse against any individual shareholder, member or partner of Borrower for non-payment of the loan, except to the extent that such shareholder, member or partner uses the loan proceeds for an unauthorized purpose. 5. USE OF PROCEEDS: Borrower represents and warrants that all proceeds of the Loan will be used for the following eligible business purposes, as required by the CARES Act: (I) payroll costs; (II) costs related to the continuation of group health care benefits during periods of paid sick, medical, or family leave, and insurance premiums; (III) employee salaries, commissions, or similar compensations; (IV) payments of interest on any mortgage obligation (which shall not include any prepayment of or payment of principal on a mortgage obligation); (V) rent (including rent under a lease agreement); (VI) utilities; and (VII) interest on any other debt obligations that were incurred before February 15, 2020, provided that not less than 75% of expended Loan proceeds shall be devoted to items (I)-(III) above. 6. DEFAULT: Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower: A. Fails to do anything required by this Note and other Loan Documents; B. Does not disclose, or anyone acting on its behalf does not disclose, any material fact to Lender or SBA; C. Makes, or anyone acting on its behalf makes, a materially false or misleading representation to Lender or SBA; D. Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without s prior written consent; E. below):

(i) Defaults on any other loan with Lender; (ii) Defaults on any loan or agreement with another creditor, if Lender believes the default (iii) Fails to pay any taxes when due; (iv) Becomes the subject of a proceeding under any bankruptcy or insolvency law; (v) Has a receiver or liquidator appointed for any part of their business or property; (vi) Makes an assignment for the benefit of creditors; (vii) Has any adverse change in financial condition or business operation from the date of this Note that continues after the Adverse Forgiveness Determination and that Lender (viii) Becomes the subject of a civil or criminal action from the date of this Note that continues after the Adverse Forgiveness Determination and that Lender believes may materially 7. Upon a default by Borrower, without notice or demand and without giving up any of its rights, Lender may: A. Require immediate payment of all amounts owing under this Note; or B. File suit and obtain judgment. 8. A. Incur expenses to collect amounts due under this Note and enforce the terms of this Note or any and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance; and B. Take any action necessary to collect amounts owing on this Note. 9. WHEN FEDERAL LAW APPLIES: When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law. 10. SUCCESSORS AND ASSIGNS: signs. 11. GENERAL PROVISIONS: A. All individuals and entities signing this Note are jointly and severally liable.

B. Borrower waives all suretyship defenses. C. Borrower must sign all documents necessary at any time to comply with the Loan Documents. D. Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them. E. Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note. F. If any part of this Note is unenforceable, all other parts remain in effect. G. To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee or collateral. 12. STATE-SPECIFIC PROVISIONS: A. CONFESSION OF JUDGMENT. BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY-AT-LAW, AFTER THE OCCURRENCE OF A DEFAULT, TO APPEAR IN ANY COURT OF RECORD AND TO CONFESS JUDGMENT AGAINST BORROWER FOR THE UNPAID AMOUNT OF THIS NOTE, AND TO RELEASE ALL ERRORS, AND WAIVE ALL RIGHTS OF APPEAL. IF A COPY OF THIS NOTE, VERIFIED BY AN AFFIDAVIT, SHALL HAVE BEEN FILED IN THE PROCEEDING, IT WILL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY. BORROWER WAIVES THE RIGHT TO ANY STAY OF EXECUTION AND THE BENEFIT OF ALL EXEMPTION LAWS NOW OR HEREAFTER IN EFFECT. NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO CONFESS JUDGMENT WILL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE, OR VOID; BUT THE POWER WILL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS LENDER MAY ELECT UNTIL ALL AMOUNTS OWING ON THIS NOTE HAVE BEEN PAID IN FULL. B. POWER TO CONFESS JUDGMENT. BORROWER HEREBY EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD, AFTER THE OCCURRENCE OF A DEFAULT HEREUNDER, TO APPEAR FOR BORROWER AND, WITH OR WITHOUT COMPLAINT FILED, CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, AGAINST BORROWER IN FAVOR OF LENDER OR ANY HOLDER HEREOF FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE, ALL ACCRUED INTEREST AND ALL OTHER AMOUNTS DUE HEREUNDER, AND FOR DOING SO, THIS NOTE OR A COPY VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. BORROWER HEREBY FOREVER WAIVES AND RELEASES ALL ERRORS IN SAID PROCEEDINGS AND ALL RIGHTS OF APPEAL AND ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. BORROWER ACKNOWLEDGES AND AGREES THAT, PURSUANT TO THE FOREGOING POWER TO CONFESS JUDGMENT GRANTED TO LENDER, BORROWER IS VOLUNTARILY AND KNOWINGLY WAIVING ITS RIGHT TO NOTICE AND A HEARING PRIOR TO THE ENTRY OF A JUDGMENT BY LENDER AGAINST BORROWER. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS

LENDER SHALL ELECT UNTIL SUCH TIME AS LENDER SHALL HAVE RECEIVED PAYMENT UNTIL ALL AMOUNTS OWING ON THIS NOTE HAVE BEEN PAID IN FULL. C. Oral or unexecuted agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable, regardless of the legal theory upon which it is based that is in any way related to the credit agreement. To protect you (Borrowers(s)) and us (Creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it. D. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY [BENEFICIARY]/US CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY GRANTOR'S/BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY [AN AUTHORIZED REPRESENTATIVE OF BENEFICIARY]/US TO BE ENFORCEABLE. E. If Borro CONFESSION OF JUDGMENT. BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, TO APPEAR AT ANY TIME FOR BORROWER AFTER A DEFAULT UNDER THIS NOTE AND WITH OR WITHOUT COMPLAINT FILED, CONFESS OR ENTER JUDGMENT AGAINST BORROWER FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE AND ALL ACCRUED INTEREST, ON WHICH JUDGMENT OR JUDGMENTS ONE OR MORE EXECUTIONS MAY ISSUE IMMEDIATELY; AND FOR SO DOING, THIS NOTE OR A COPY OF THIS NOTE VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. THE AUTHORITY GRANTED IN THIS NOTE TO CONFESS JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE OF THAT AUTHORITY, BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL AMOUNTS DUE UNDER THIS NOTE. BORROWER HEREBY WAIVES ANY RIGHT BORROWER MAY HAVE TO NOTICE OR TO A HEARING IN CONNECTION WITH ANY SUCH CONFESSION OF JUDGMENT AND STATES THAT EITHER A REPRESENTATIVE OF LENDER SPECIFICALLY CALLED THIS CONFESSION OF JUDGMENT PROVISION TO BORROWER'S ATTENTION OR BORROWER HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL. F. Virginia, the following provision applies: Upon any default under this Note Borrower authorizes the clerk of any court and any attorney admitted to practice before any court of record in the United States, on behalf of Borrower, to then confess judgment against the Borrower in favor of Lender in the full amount due on this Note. For the purpose of allowing the Lender to file a confession of judgment in the Commonwealth of Virginia, the Borrower hereby duly constitutes and appoints , its true and lawful attorney-in-fact, to confess judgment against it in any court of record in the Commonwealth of Virginia, and Borrower further consents to the jurisdiction of and agrees that venue shall be proper in the Circuit Court of any county or city of the Commonwealth of Virginia and/or in any other court of record in the Commonwealth of Virginia. Borrower waives all errors, defects and imperfections in the entry of judgment as aforesaid or in any proceeding pursuant thereto and the benefit of any and every statute, ordinance or rule of court which may be lawfully waived conferring upon Borrower any right or privilege of exemption, stay of execution, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment. The authority and power to appear for and to enter judgment against Borrower shall not be extinguished by any judgment entered pursuant thereto; such authority and power may be exercised on one or more occasions from time to time, in the same or different courts or jurisdictions, as often as Lender shall deem necessary or advisable until all sums due under this Note have been paid in full. G. Oral agreements or oral commitments to loan money, extend credit, or to forbear from enforcing repayment of a debt are not enforceable under Washington law. H. If Borrower is an individual residing in Wisconsin, the following provision applies: Each Borrower who is married represents that this obligation is incurred in the interest of his or her marriage or family. 13. ARBITRATION CLAUSE: Borrower agrees to the Arbitration Clause attached as Exhibit A. Lender also agrees to the Arbitration Clause. 14. IGNATURE: By signing below, each individual or entity becomes obligated under this Note as Borrower. BORROWER: Unique Fabricating, Inc _______________________________________ Brian Loftus, Authorized Signer

ARBITRATION CLAUSE (EXHIBIT A). put this Clause in question and answer form to make it easier to understand. However, this Clause is part of this Agreement and is legally binding . Short Question. Further Detail. Answer. Background and Scope. What is An arbitration? alternative less formal than a court case. to a court case. Is it different Yes. The hearing is private. There is no jury. It is usually less formal, faster and from court less expensive than a lawsuit. Pre- and jury limited. Appeals are limited. Courts rarely overturn arbitration awards. trials? What is this The parties' You and we agree that any party may elect to arbitrate or require arbitration of Clause agreement any "Claim" as defined below. about? to arbitrate Claims. Who does the You and us, This Clause governs you and us, including our "Related Parties": (1) any Clause including parent, subsidiary or affiliate of ours; (2) our employees, directors, officers, cover? certain shareholders, members and representatives; and (3) any person or company "Related (but not the SBA) that is involved in a Claim you pursue at the same time you Parties". pursue a related Claim with us. What Claims All Claims does the (except are between you and Clause certain reasonable meaning. It includes contract and tort (including intentional tort) claims and claims under constitutions, statutes, ordinances, rules and cover? Claims about this regulations. It includes all claims even indirectly related to your application Clause). and/or supplemental application for the Loan, this Note, the Loan or our relationship with you. It includes claims related to any decisions we have made or subsequently make concerning your Loan, including decisions regarding the Loan forgiveness to which you are or are not entitled. It includes claims related to collections, privacy and customer information. It includes claims related to the validity in general of this Note. However, it does not include disputes about the validity, coverage or scope of this Clause or any part of this Clause. All such disputes are for a court and not the TPA to decide. Who handles Usually Arbitrations are conducted under this Clause and the rules of the arbitration the AAA or administrator in effect at the time the arbitration is commenced. However, arbitration? JAMS. arbitration rules that conflict with this Clause do not apply. The arbitration administrator will be either: The American Arbitration Association ("AAA"), 1633 Broadway, 10th Floor, New York, NY 10019, www.adr.org. JAMS, 620 Eighth Avenue, 34th Floor, New York, NY 10018, 12

Short Question. Further Detail. Answer. www.jamsadr.org Any other company picked by agreement of the parties. If all the above options are unavailable, a court will pick the administrator. No arbitration brought on a class basis may be administered without our consent by any administrator that would permit class arbitration under this Clause. The TPA will be selected under the administrator's rules. However, the TPA must be a lawyer with at least ten years of experience or a retired judge unless you and we otherwise agree. Can Claims Sometimes. Either party may bring a lawsuit if the other party does not demand be brought in arbitration. We will not demand arbitration of any lawsuit you bring as an court? individual action in small claims court. However, we may demand arbitration of any appeal of a small-claims decision or any small-claims action brought on a class basis. Are you Yes. For Claims subject to this Clause, you give up your right to: giving up any rights? 1. Have juries decide Claims. 2. Have courts, other than small-claims courts, decide Claims. 3. Serve as a private attorney general or in a representative capacity. 4. Join a Claim you have with a dispute by other consumers. 5. Bring or be a class member in a class action or class arbitration. We also give up the right to a jury trial and to have courts decide Claims you wish to arbitrate. Can you or No. The TPA is not allowed to handle any Claim on a class or representative another basis. All Claims subject to this Clause must be decided in an individual business arbitration or an individual small-claims action. This Clause will be void if a start class court rules that the TPA can decide a Claim on a class basis and the court's arbitration? ruling is not reversed on appeal. What It depends. If any portion of this Clause cannot be enforced, the rest of this Clause will happens if continue to apply, except that: part of this Clause If a court rules that the TPA can decide a Claim on a class or other cannot be representative basis and the court's ruling is not reversed on appeal, only this sentence will apply and the remainder of this Clause will be void. AND enforced? If a party brings a Claim seeking public injunctive relief and a court determines that the restrictions in this Clause prohibiting the TPA from awarding relief on behalf of third parties are unenforceable with respect to such Claim (and that determination becomes final after all appeals have been exhausted), the Claim for public injunctive relief will be determined in court and any individual Claims seeking monetary relief will be arbitrated. In such a case the parties agree to request that the court stay the Claim for public injunctive relief until the arbitration award pertaining to individual relief has been entered in court. In no event will a Claim for class relief or public injunctive relief be

Short Question. Further Detail. Answer. arbitrated. What law The Federal This Agreement and related sale involve interstate commerce. Thus, the FAA applies? Arbitration governs this Clause. The TPA must apply substantive law consistent with the Act FAA. The TPA must honor statutes of limitation and privilege rights. Punitive damages are governed by the constitutional standards that apply in judicial proceedings. Will anything No. This Clause stays in force even if you: (1) cancel this Note; (2) default, renew, I do make this prepay or pay the Loan in full; or (3) go into or through bankruptcy. Clause ineffective? Process. What must a Send a Before starting a lawsuit or arbitration, the complaining party must give the party do written other party written notice of the Claim. The notice must explain in reasonable before Claim detail the nature of the Claim and any supporting facts. If you are the starting a notice and complaining party, you must send the notice in writing (and not electronically) lawsuit or work to to our Legal Department, at our normal notice address. You or an attorney arbitration? resolve the you have personally hired must sign the notice and must provide your full Claim. name and a phone number where you (or your attorney) can be reached. Once a Claim notice is sent, the complaining party must give the other party a reasonable opportunity over the next 30 days to resolve the Claim on an individual basis. How does Mailing a If the parties do not reach an agreement to resolve the Claim within 30 days arbitration notice. after notice of the Claim is received, the complaining party may commence a start? lawsuit or arbitration, subject to the terms of this Clause. To start arbitration, the complaining party picks the administrator and follows the administrator's rules. If one party begins or threatens a lawsuit, the other party can demand arbitration. This demand can be made in court papers. It can be made if a party begins a lawsuit on an individual basis and then tries to pursue a class action. Once an arbitration demand is made, no lawsuit may be brought and any existing lawsuit must stop. Will any Yes. The TPA may decide that an in-person hearing is unnecessary and that he or hearing be she can resolve a Claim based on written filings and/or a conference call. held nearby? However, any in-person arbitration hearing must be held at a place reasonably convenient to you. What about Very Appeal rights under the FAA are very limited. Except for FAA appeal rights appeals? limited. and except for Claims involving more than $50,000 (including Claims involving requests for injunctive relief that could cost more than $50,000), the TPA's award will be final and binding. For Claims involving more than $50,000, any party may appeal the award to a three-TPA panel appointed by the administrator, which will reconsider from the start anything in the initial award that is appealed. The panel's decision will be final and binding, except for any FAA appeal right. Any appropriate court may enter judgment upon the TPA's award.

Short Question. Further Detail. Answer. Do arbitration No. No arbitration award involving the parties will have any impact as to issues or awards affect claims in any dispute involving anyone who is not a party to the arbitration, other nor will an arbitration award in prior disputes involving other parties have any disputes? impact in an arbitration between the parties to this Clause. Arbitration Fees and Awards. Who bears Usually, we arbitration do. faith, cannot get a waiver of such fees and ask us to pay. fees? When will we If you win. If you win an arbitration, we will pay your reasonable fees and costs for cover your attorneys, experts and witnesses. We will also pay these amounts if required legal fees and under applicable law or the administrator's rules or if payment is required to costs? enforce this Clause. The TPA shall not limit his or her award of these amounts because your Claim is for a small amount. Will you ever Only for The TPA can require you to pay our fees if (and only if): (1) the TPA finds owe us for bad faith. that you have acted in bad faith (as measured by the standards set forth in arbitration or Federal Rule of Civil Procedure 11(b)); and (2) this power does not make this attorneys' Clause invalid. fees? Can an award Yes. A party may request details from the TPA, within 14 days of the ruling. Upon be such request, the TPA will explain the ruling in writing. explained? By signing below, we agree to this Arbitration Clause. LENDER: CITIZENS BANK, N.A. Shannon L Moniz Vice President Loan Operations Manager

AUTHORIZATION (SBA Paycheck Protection Program Express Loan) SBA Loan# 832678711 U.S. Small Business Administration Lender: LITTLE ROCK COMMERCIAL Citizens Bank N.A. LOAN SERVICING CENTER OFFICE OF FINANCIAL PROGRAM OPERATIONS 2120 Riverfront Drive 1 Citizens Plaza Little Rock, AR 72202 Providence, RI 02903 Lender is issuing this SBA Paycheck Protection Program Express Loan Authorization for SBA to guarantee 100% of a loan in the amount of $5,998,700.00 to be made by Lender to assist: Borrower: Unique Fabricating, Inc, 800 S800 Standard Parkway, Auburn Hills MI 48326 Lender must have a valid SBA Loan Guarantee Agreement (SBA Form 750 and a valid SBA Express Supplemental Loan Guaranty Agreement (SBA Form 2424). between Lender and SBA for an SBA Express Loan and the Paycheck Protection Program created by the Coronavirus Aid, Rel Lender must comply with all SBA Loan Program Requirements, as defined in 13 CFR 120.10, all of which may be amended from time to time. This Authorization is subject to the application (including SBA Form 2483) submitted by Borrower to the 15. Lender must make complete disbursement of the loan no later than 24 months from the date of this Authorization. 16. The SBA Guarantee Fee is $0. 17. Lender must have Borrower execute a Note containing the following repayment terms: A. At the request of the Borrower and on receipt of information and documentation as required by the SBA, Lender will forgive repayment of such portion of the Loan, and interest thereon, as and to the extent required by the CARES Act for loans under the Program. The amount of forgiveness shall not exceed the principal amount of this Note. B. At any time as requested by the Lender, but not later than 90 days after Borrower receives funds pursuant to this Note, Borrower will provide Lender with information, in form and substance acceptable to Lender, specifying the amount of forgiveness Borrower requests, together with all documentation required by the CARES Act, the SBA and/or Lender to evidence and/or verify the information in such report. Required information shall include, without limitation, (i) the number of full-time equivalent employees of Borrower and the dollar amount of payroll costs during all relevant periods (including the Forgiveness Period), as well as (ii) the dollar amounts of covered mortgage interest 16 payments, covered rent payments and covered utilities for the Forgiveness Period to the extent Borrower seeks forgiveness for these costs. C. To the extent the Loan is not forgiven, the outstanding balance of the Loan, and interest thereon, shall be repaid in eighteen substantially equal monthly payments of principal and interest, commencing six (6) months after the date of this Loan and ending two (2) years after the date of this Loan. Borrower hereby authorizes Lender to initiate payments from required hereunder. In the event any such payment is unsuccessful, Borrower shall remain liable for such payment and shall take all steps required to make such payment. D. Interest will be calculated based upon actual days over a 365-day year. 18. Lender must develop and maintain evidence of a system or process to reasonably ensure that loan proceeds were used for the following eligible business purposes: (I) payroll costs; (II) costs related to the continuation of group health care benefits during periods of paid sick, medical, or family leave, and insurance premiums; (III) employee salaries, commissions, or similar compensations; (IV) payments of interest on any mortgage obligation (which shall not include any prepayment of or payment of principal on a mortgage obligation); (V) rent (including rent under a lease agreement); (VI) utilities; and (VII) interest on any other debt obligations that were incurred before February 15, 2020. 19. Lender must satisfy the following collateral conditions: None LENDER Date: 4/17/2020 By: Shannon L Moniz Vice President Loan Operations Manager